EXHIBIT 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2008 (2)	861.1	944.9	913.4	945.7	3,665.1
2009 (2)	554.7	540.5	527.8	687.6	2,310.6

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2008 (1)(2)	16.2	10.3	1.9	(417.9)	(389.5)
2009 (2)	(0.6)	13.3	9.0	37.4	59.1

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	7.9	9.0	8.3	7.8	33.0
2009	7.4	6.9	7.3	7.4	29.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008 (2)	0.4	(1.6)	(1.2)	0.9	(1.5)
2009 (2)	0.5	0.3	0.4	—	1.2

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)(2)	7.9	2.9	(5.2)	(426.6)	(421.0)
2009 (2)	(8.5)	6.1	1.3	30.0	28.9

	Discontinued Operations, Net of Taxes
	Q1	Q2	Q3	Q4	FY
2008 (2)	0.2	0.3	1.3	0.5	2.3
2009 (2)	—	0.3	0.4	21.9	22.6

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008 (1)	5.6	2.3	(17.3)	(428.2)	(437.6)
2009	(9.1)	1.6	(3.9)	42.5	31.1

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008 (2)	31.6%	27.6%	n.m.	n.m.	n.m.
2009 (2)	-7.1%	82.0%	n.m.	30.7%	70.9%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2008	0.6	0.8	1.7	6.0	9.1
2009	0.7	1.5	6.9	0.2	9.3

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2008	5.3	5.7	6.6	10.0	10.0
2009	5.6	3.9	9.4	8.8	8.8

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2008 (2)	14.9	14.7	15.1	14.2	58.9
2009 (2)	13.1	12.4	13.2	14.9	53.6

	Net Working Capital (3)
	Q1	Q2	Q3	Q4	FY
2008 (2)	592.5	587.6	559.3	521.2	521.2
2009 (2)	480.0	443.5	425.9	380.0	380.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008 (2)	18.0	21.4	17.9	14.1	71.4
2009 (2)	9.0	7.1	7.7	9.7	33.5

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2008 (2)	(85.5)	34.1	6.4	49.9	4.9
2009 (2)	(21.0)	62.9	34.5	80.6	157.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2008 (2)	(16.2)	(22.1)	(18.3)	(14.8)	(71.4)
2009 (2)	(4.9)	(0.1)	(9.1)	37.2	23.1

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (4)
	Q1	Q2	Q3	Q4	FY
2008 (2)	(101.7)	12.0	(11.9)	35.1	(66.5)
2009 (2)	(25.9)	62.8	25.4	117.8	180.1

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2008 (2)	40.6	(46.9)	(3.9)	(73.0)	(83.2)
2009 (2)	43.1	(43.5)	(18.0)	(45.7)	(64.1)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2008	4.1	4.3	4.2	4.3	16.9
2009	4.3	4.3	4.3	4.2	17.1

	Total debt
	Q1	Q2	Q3	Q4	FY
2008 (2)	554.9	516.9	515.9	449.1	449.1
2009 (2)	495.1	462.9	451.2	409.5	409.5

	Equity
	Q1	Q2	Q3	Q4	FY
2008 (1)	899.8	912.8	863.3	356.9	356.9
2009	340.9	372.2	369.4	397.1	397.1

	Return on Equity (5)
	Q1	Q2	Q3	Q4	FY
2008 (1)	10.4%	9.3%	4.8%	-55.8%	-55.8%
2009 (2)	-67.0%	-79.6%	-95.5%	8.5%	8.5%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, the Company recorded a noncash impairment charge of $435.7 million during the fourth quarter of 2008.

(2)	Revised to reflect NACoal’s Red River Mining Company as discontinued operations.

(3)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.

(4)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2008	698.9	767.5	696.4	661.5	2,824.3
2009	389.1	362.0	328.4	395.7	1,475.2

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2008	92.8	85.4	62.6	69.3	310.1
2009	44.9	46.5	41.2	52.1	184.7

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2008 (1)	79.6	78.2	68.2	428.1	654.1
2009	57.5	48.2	61.6	48.6	215.9

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2008 (1)	13.2	7.2	(5.6)	(358.8)	(344.0)
2009	(12.6)	(1.7)	(20.4)	3.5	(31.2)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	5.6	5.9	5.3	4.7	21.5
2009	4.2	4.0	3.8	4.2	16.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	(1.3)	(1.7)	(1.4)	(0.8)	(5.2)
2009	0.1	(0.3)	0.1	(0.5)	(0.6)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	8.9	3.0	(9.5)	(362.7)	(360.3)
2009	(16.9)	(5.4)	(24.3)	(0.2)	(46.8)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008 (1)	7.3	2.6	(20.1)	(365.8)	(376.0)
2009	(18.5)	(3.1)	(22.4)	0.9	(43.1)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008	18.0%	10.0%	n.m.	n.m.	n.m.
2009	n.m.	38.9%	7.4%	n.m.	7.7%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2008	0.6	0.8	1.7	6.0	9.1
2009	0.7	1.5	6.9	0.2	9.3

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2008	5.3	5.7	6.6	10.0	10.0
2009	5.6	3.9	9.4	8.8	8.8

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2008	10.9	10.5	10.6	10.0	42.0
2009	9.2	8.4	9.3	9.3	36.2

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2008	448.5	451.7	413.2	377.7	377.7
2009	349.4	316.0	276.1	228.6	228.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008	10.9	12.3	13.2	4.8	41.2
2009	1.7	1.2	1.5	1.4	5.8

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2008	(62.6)	16.3	—	19.0	(27.3)
2009	(8.9)	53.4	24.7	46.7	115.9

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2008	(10.4)	(11.8)	(12.7)	(2.6)	(37.5)
2009	4.2	3.9	(1.2)	(1.1)	5.8

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2008	(73.0)	4.5	(12.7)	16.4	(64.8)
2009	(4.7)	57.3	23.5	45.6	121.7

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2008	43.9	(4.7)	28.9	(20.1)	48.0
2009	20.9	(11.5)	(11.2)	(16.5)	(18.3)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2008	—	—	(25.0)	—	(25.0)
2009	(25.0)	(10.0)	—	—	(35.0)

	Total debt
	Q1	Q2	Q3	Q4	FY
2008	349.8	349.6	352.1	291.0	291.0
2009	287.5	270.7	261.7	246.4	246.4

	Equity
	Q1	Q2	Q3	Q4	FY
2008 (1)	538.6	553.2	530.9	154.4	154.4
2009	162.8	226.5	212.4	207.6	207.6

	Return on Equity (4)
	Q1	Q2	Q3	Q4	FY
2008 (1)	8.1%	7.5%	2.4%	-81.7%	-81.7%
2009	-103.6%	-125.2%	-159.2%	-22.4%	-22.4%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, NMHG recorded a noncash impairment charge of $351.1 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.

(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2008	29.1	28.4	26.0	14.9	14.9
2009	12.8	12.3	13.2	13.2	13.2

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2008	22.3	23.4	20.7	20.8	87.2
2009	10.7	9.7	9.4	11.5	41.3

	Revenues - North America
	Q1	Q2	Q3	Q4	FY
2008	394.1	416.6	394.6	387.3	1,592.6
2009	229.2	186.5	197.7	241.1	854.5

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2008	222.7	256.1	211.7	204.8	895.3
2009	100.3	108.6	80.3	100.9	390.1

	Revenues - Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2008	61.1	69.7	66.9	54.5	252.2
2009	42.1	47.6	36.2	39.5	165.4

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2008	677.9	742.4	673.2	646.6	2,740.1
2009	371.6	342.7	314.2	381.5	1,410.0

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2008	84.3	76.8	54.4	62.9	278.4
2009	39.1	40.7	37.8	50.0	167.6

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2008 (1)	70.9	69.5	59.4	421.3	621.1
2009	51.9	41.4	57.5	45.9	196.7

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2008 (1)	13.4	7.3	(5.0)	(358.4)	(342.7)
2009	(12.8)	(0.7)	(19.7)	4.1	(29.1)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	5.2	5.4	4.8	4.4	19.8
2009	4.0	3.9	3.5	4.2	15.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	(1.4)	(1.7)	(1.3)	(0.9)	(5.3)
2009	0.2	(0.3)	0.1	(0.5)	(0.5)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	9.6	3.6	(8.5)	(361.9)	(357.2)
2009	(17.0)	(4.3)	(23.3)	0.4	(44.2)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008 (1)	7.9	3.2	(12.7)	(364.0)	(365.6)
2009	(19.1)	(1.3)	(21.3)	1.7	(40.0)

	Revenues - North America - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	6.2%	9.1%	3.7%	-7.4%	2.6%
2009	-41.8%	-55.2%	-49.9%	-37.7%	-46.3%

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	22.9%	35.6%	12.7%	-26.4%	7.1%
2009	-55.0%	-57.6%	-62.1%	-50.7%	-56.4%

	Revenues - Asia-Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	59.5%	83.4%	22.8%	-13.5%	30.1%
2009	-31.1%	-31.7%	-45.9%	-27.5%	-34.4%

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	14.8%	21.9%	8.1%	-14.9%	6.1%
2009	-45.2%	-53.8%	-53.3%	-41.0%	-48.5%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2008	12.4%	10.3%	8.1%	9.7%	10.2%
2009	10.5%	11.9%	12.0%	13.1%	11.9%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2008	10.5%	9.4%	8.8%	65.2%	22.7%
2009	14.0%	12.1%	18.3%	12.0%	14.0%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2008	2.0%	1.0%	-0.7%	-55.4%	-12.5%
2009	-3.4%	-0.2%	-6.3%	1.1%	-2.1%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008	17.7%	8.3%	n.m.	n.m.	n.m.
2009	n.m.	n.m.	8.2%	n.m.	9.3%

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2008	0.6	0.8	1.7	5.7	8.8
2009	0.7	0.7	6.8	(0.2)	8.0

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2008	5.3	5.7	6.6	10.0	10.0
2009	5.6	3.1	9.1	8.1	8.1

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2008	9.9	9.6	9.7	9.2	38.4
2009	8.5	7.7	8.8	8.7	33.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008	10.5	11.9	12.6	4.2	39.2
2009	1.6	1.1	1.4	1.4	5.5

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, NMHG Wholesale recorded a noncash impairment charge of $351.1 million during the fourth quarter of 2008.

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues — Europe
	Q1	Q2	Q3	Q4	FY
2008	5.5	6.9	4.4	5.2	22.0
2009	4.4	4.0	3.1	4.5	16.0

	Revenues — Asia Pacific
	Q1	Q2	Q3	Q4	FY
2008	15.5	18.2	18.8	9.7	62.2
2009	13.1	15.3	11.1	9.7	49.2

	Revenues — Consolidated
	Q1	Q2	Q3	Q4	FY
2008	21.0	25.1	23.2	14.9	84.2
2009	17.5	19.3	14.2	14.2	65.2

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2008	(0.2)	(0.1)	(0.6)	(0.4)	(1.3)
2009	0.2	(1.0)	(0.7)	(0.6)	(2.1)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	0.4	0.5	0.5	0.3	1.7
2009	0.2	0.1	0.3	—	0.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	0.1	—	(0.1)	0.1	0.1
2009	(0.1)	—	—	—	(0.1)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008	(0.7)	(0.6)	(1.0)	(0.8)	(3.1)
2009	0.1	(1.1)	(1.0)	(0.6)	(2.6)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008	(0.6)	(0.6)	(7.4)	(1.8)	(10.4)
2009	0.6	(1.8)	(1.1)	(0.8)	(3.1)

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2008	—	—	—	0.3	0.3
2009	—	0.8	0.1	0.4	1.3

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2008	—	—	—	—	—
2009	—	0.8	0.3	0.7	0.7

	Revenues — Europe — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	-59.9%	-51.4%	-72.2%	100.0%	-52.5%
2009	-20.0%	-42.0%	-29.5%	-13.5%	-27.3%

	Revenues — Asia Pacific — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	-46.2%	-42.4%	9.3%	-30.2%	-32.0%
2009	-15.5%	-15.9%	-41.0%	0.0%	-20.9%

	Revenues — Consolidated — % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2008	-50.6%	-45.2%	-29.7%	-9.7%	-38.9%
2009	-16.7%	-23.1%	-38.8%	-4.7%	-22.6%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2008	-1.0%	-0.4%	-2.6%	-2.7%	-1.5%
2009	1.1%	-5.2%	-4.9%	-4.2%	-3.2%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008	14.3%	n.m.	n.m.	n.m.	n.m.
2009	n.m.	n.m.	n.m.	n.m.	n.m.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2008	95.2	108.8	138.2	186.5	528.7
2009	94.2	107.2	118.9	176.7	497.0

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2008	19.9	16.9	18.4	29.0	84.2
2009	17.3	21.7	26.2	42.2	107.4

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2008 (1)	17.2	15.6	14.4	97.8	145.0
2009	12.9	11.9	12.7	19.5	57.0

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2008 (1)	2.7	1.3	4.0	(68.8)	(60.8)
2009	4.4	9.8	13.5	22.7	50.4

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	2.9	2.5	2.5	2.3	10.2
2009	2.1	2.1	2.3	2.0	8.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	—	0.2	(0.1)	(0.5)	(0.4)
2009	(0.1)	0.1	0.1	0.3	0.4

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	(0.2)	(1.4)	1.6	(70.6)	(70.6)
2009	2.4	7.6	11.1	20.4	41.5

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008 (1)	0.1	(0.6)	1.3	(74.1)	(73.3)
2009	1.4	4.7	6.9	13.1	26.1

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2008	-1.7%	5.3%	-1.6%	-6.8%	-2.2%
2009	-1.1%	-1.5%	-14.0%	-5.3%	-6.0%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2008	20.9%	15.5%	13.3%	15.5%	15.9%
2009	18.4%	20.2%	22.0%	23.9%	21.6%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2008 (1)	18.1%	14.3%	10.4%	52.4%	27.4%
2009	13.7%	11.1%	10.7%	11.0%	11.5%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2008 (1)	2.8%	1.2%	2.9%	-36.9%	-11.5%
2009	4.7%	9.1%	11.4%	12.8%	10.1%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008	n.m.	57.1%	18.7%	n.m.	n.m.
2009	41.7%	38.2%	37.8%	35.8%	37.1%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2008	0.8	0.9	1.1	1.4	4.2
2009	0.8	0.7	0.7	1.5	3.7

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2008	86.8	81.6	98.5	93.9	93.9
2009	72.3	68.0	87.3	95.1	95.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008	1.7	1.6	1.3	1.1	5.7
2009	0.7	0.3	0.5	0.6	2.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2008	4.8	6.5	(7.8)	14.5	18.0
2009	12.2	15.7	(6.9)	14.5	35.5

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2008	(1.7)	(1.6)	(1.3)	(1.1)	(5.7)
2009	(0.7)	(0.3)	(0.5)	(0.6)	(2.1)

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2008	3.1	4.9	(9.1)	13.4	12.3
2009	11.5	15.4	(7.4)	13.9	33.4

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2008	(3.6)	(2.6)	9.9	(10.3)	(6.6)
2009	(2.3)	(0.4)	(0.3)	(3.3)	(6.3)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2008	(3.0)	—	(10.0)	(16.0)	(29.0)
2009	—	—	—	3.0	3.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2008	148.6	146.0	145.9	119.6	119.6
2009	117.3	116.9	116.6	116.3	116.3

	Equity
	Q1	Q2	Q3	Q4	FY
2008 (1)	19.7	21.8	32.4	(38.2)	(38.2)
2009	(37.6)	(32.0)	(25.7)	(12.8)	(12.8)

	Return on Equity (4)
	Q1	Q2	Q3	Q4	FY
2008 (1)	63.5%	154.7%	72.0%	-687.6%	-687.6%
2009	n.m.	622.2%	302.2%	-89.2%	-89.2%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, HBB recorded a noncash impairment charge of $80.7 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.

(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores
	Q1	Q2	Q3	Q4	FY
2008	269	272	278	285	285
2009	282	280	288	296	296

	Revenues
	Q1	Q2	Q3	Q4	FY
2008	39.2	39.7	45.6	77.8	202.3
2009	39.7	40.6	48.3	85.3	213.9

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2008	16.1	16.3	17.6	34.1	84.1
2009	17.0	18.5	21.7	37.6	94.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2008 (1)	21.6	21.6	22.4	30.7	96.3
2009	21.3	21.1	21.1	24.6	88.1

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2008 (1)	(5.5)	(5.3)	(4.8)	3.4	(12.2)
2009	(4.3)	(2.6)	0.6	13.0	6.7

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	0.2	0.3	0.3	0.3	1.1
2009	0.1	0.1	0.1	0.1	0.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	0.1	(0.1)	0.1	(0.1)	—
2009	(0.1)	0.1	—	0.1	0.1

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	(5.8)	(5.5)	(5.2)	3.2	(13.3)
2009	(4.3)	(2.8)	0.5	12.8	6.2

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008 (1)	(3.2)	(3.7)	(3.3)	0.2	(10.0)
2009	(2.8)	(1.7)	0.3	8.1	3.9

	Average sales per store
	Q1	Q2	Q3	Q4	FY
2008	0.1	0.1	0.2	0.3	0.7
2009	0.1	0.1	0.2	0.3	0.7

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2008	41.1%	41.1%	38.6%	43.8%	41.6%
2009	42.8%	45.6%	44.9%	44.1%	44.3%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2008 (1)	55.1%	54.4%	49.1%	39.5%	47.6%
2009	53.7%	52.0%	43.7%	28.8%	41.2%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2008 (1)	-14.0%	-13.4%	-10.5%	4.4%	-6.0%
2009	-10.8%	-6.4%	1.2%	15.2%	3.1%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008 (1)	44.8%	32.7%	36.5%	n.m.	24.8%
2009	34.9%	39.3%	40.0%	36.7%	37.1%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2008	0.7	0.7	0.7	0.9	3.0
2009	0.9	0.8	0.7	1.3	3.7

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2008	34.0	29.1	25.5	25.8	25.8
2009	35.1	35.5	34.2	32.8	32.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008	0.6	2.8	2.5	0.1	6.0
2009	0.2	0.2	0.2	0.4	1.0

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2008	(17.7)	1.0	—	10.3	(6.4)
2009	(13.4)	(0.9)	2.5	17.2	5.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2008	(0.6)	(2.8)	(2.5)	(0.1)	(6.0)
2009	(0.2)	(0.2)	(0.2)	(0.5)	(1.1)

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2008	(18.3)	(1.8)	(2.5)	10.2	(12.4)
2009	(13.6)	(1.1)	2.3	16.7	4.3

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2008	17.6	1.8	1.9	(9.7)	11.6
2009	13.1	1.4	(2.3)	(9.2)	3.0

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2008	(0.8)	—	(5.0)	(6.0)	(11.8)
2009	(3.0)	—	—	—	(3.0)

	Total debt
	Q1	Q2	Q3	Q4	FY
2008	29.5	31.3	28.2	—	—
2009	10.1	11.5	9.2	—	—

	Equity
	Q1	Q2	Q3	Q4	FY
2008 (1)	19.8	16.1	17.8	37.5	37.5
2009	37.8	36.2	36.5	44.6	44.6

	Return on Equity (4)
	Q1	Q2	Q3	Q4	FY
2008 (1)	-6.5%	-11.9%	-24.9%	-44.1%	-44.1%
2009	-37.2%	-26.1%	-12.1%	10.1%	10.1%

(1)	During the fourth quarter of 2008, the Company’s stock price significantly declined compared with previous periods and the Company’s market value of equity was below the book value of tangible assets and the book value of equity. The Company performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, KC recorded a noncash impairment charge of $3.9 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.

(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered — Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2008	5.9	6.5	6.8	7.1	26.3
2009	6.8	6.4	6.9	6.4	26.5

	Lignite tons delivered — Consolidated mines
	Q1	Q2	Q3	Q4	FY
2008 (1)	1.4	1.5	1.9	1.3	6.1
2009 (1)	1.7	1.7	2.0	1.5	6.9

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2008	6.8	6.3	4.6	4.3	22.0
2009	1.4	0.6	0.8	0.8	3.6

	Revenues
	Q1	Q2	Q3	Q4	FY
2008 (1)	28.4	29.9	34.6	22.4	115.3
2009 (1)	32.6	31.5	32.9	32.5	129.5

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2008 (1)	2.9	3.2	4.1	2.3	12.5
2009 (1)	6.7	6.1	5.0	3.5	21.3

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2008	8.6	9.3	9.7	11.8	39.4
2009	10.5	9.8	10.5	7.8	38.6

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2008 (1)	5.1	5.0	5.7	6.3	22.1
2009 (1)	4.2	6.7	(1.2)	7.6	17.3

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2008 (1)	6.4	7.5	8.1	7.8	29.8
2009 (1)	13.0	9.2	16.7	3.7	42.6

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	1.6	1.3	1.4	1.1	5.4
2009	1.0	0.8	0.9	1.1	3.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008 (1)	1.0	(0.5)	(0.1)	1.0	1.4
2009 (1)	(0.2)	(0.1)	(0.1)	(0.2)	(0.6)

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	3.8	6.7	6.8	5.7	23.0
2009 (1)	12.2	8.5	15.9	2.8	39.4

	Discontinued Operations, Net of Taxes
	Q1	Q2	Q3	Q4	FY
2008 (1)	0.2	0.3	1.3	0.5	2.3
2009 (1)	—	0.3	0.4	21.9	22.6

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008	3.8	6.4	7.0	4.9	22.1
2009	10.8	7.1	11.4	23.9	53.2

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2008 (1)	10.2%	10.7%	11.8%	10.3%	10.8%
2009 (1)	20.6%	19.4%	15.2%	10.8%	16.4%

	Operating Expenses as a % of the sum of Gross Profit
	plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2008 (1)	44.3%	40.0%	41.3%	44.7%	42.6%
2009 (1)	24.4%	42.1%	n.m.	67.3%	28.9%

	Operating Profit as a % of the sum of Gross Profit plus
	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2008 (1)	55.7%	60.0%	58.7%	55.3%	57.4%
2009 (1)	75.6%	57.9%	n.m.	32.7%	71.1%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2008 (1)	5.3%	9.0%	16.2%	22.8%	13.9%
2009 (1)	11.5%	20.0%	30.8%	28.6%	22.3%

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2008 (1)	2.5	2.5	2.7	1.8	9.5
2009 (1)	2.1	2.1	2.2	2.6	9.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2008 (1)	4.8	4.7	0.8	1.8	12.1
2009 (1)	0.7	2.5	4.3	3.0	10.5

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2008 (1)	2.9	6.4	12.5	1.4	23.2
2009 (1)	15.2	14.4	12.0	0.4	42.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2008 (1)	(3.5)	(5.9)	(1.8)	(4.7)	(15.9)
2009 (1)	0.4	(3.6)	(6.0)	43.7	34.5

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2008 (1)	(0.6)	0.5	10.7	(3.3)	7.3
2009 (1)	15.6	10.8	6.0	44.1	76.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2008 (1)	(0.4)	(0.3)	(10.1)	3.5	(7.3)
2009 (1)	(16.3)	(9.6)	(7.5)	(42.5)	(75.9)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2008	—	0.6	0.7	5.9	7.2
2009	3.0	3.5	3.1	2.9	12.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2008 (1)	108.6	109.0	99.6	109.0	109.0
2009 (1)	96.2	90.1	85.5	46.8	46.8

	Equity
	Q1	Q2	Q3	Q4	FY
2008	80.2	85.9	92.2	86.0	86.0
2009	93.9	97.4	105.7	126.9	126.9

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2008	39.8%	32.7%	29.5%	26.3%	26.3%
2009 (1)	33.2%	32.7%	36.0%	52.2%	52.2%

(1)	Revised to reflect NACoal’s Red River Mining Company as discontinued operations.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2008	(0.7)	(0.3)	0.2	(1.5)	(2.3)
2009	(1.1)	(1.5)	(1.4)	(5.4)	(9.4)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	(2.4)	(1.0)	(1.2)	(0.6)	(5.2)
2009	—	(0.1)	0.2	—	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2008	0.6	0.5	0.3	1.3	2.7
2009	0.8	0.5	0.3	0.3	1.9

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2008	1.1	0.2	1.1	(2.2)	0.2
2009	(1.9)	(1.9)	(1.9)	(5.7)	(11.4)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2008	0.4	(0.6)	0.8	(1.0)	(0.4)
2009	(1.5)	(1.4)	(1.5)	(4.6)	(9.0)